UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2009
MEDICAL PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-32559

Maryland (State or other jurisdiction of incorporation)	20-0191742 (IRS. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL (Address of principal executive offices)	35242 (Zip Code)
Registrant’s telephone number, including area code
(205) 969-3755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On January 8, 2009, Medical Properties Trust, Inc. (the “Company”) and its subsidiary, MPT Operating Partnership, L.P. (the “Operating Partnership”), entered into an Underwriting Agreement with J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 12,000,000 shares of common stock, par value $0.001 per share, of the Company (the “Offering”). The Underwriters are offering all such shares of common stock to the public at a price per share of $5.40. The Company also granted the Underwriters an option to purchase up to 1,800,000 additional shares solely to cover over-allotments, if any. The net proceeds of the Offering will be used to repay borrowings outstanding under the Company’s revolving credit facilities.
On January 13, 2009, the Underwriters partially exercised their option to purchase an additional 1,340,700 shares to cover over-allotments.
The Company has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute payments that the Underwriters may be required to make in respect of these liabilities.
The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
The offering and sale of the shares of common stock have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-140433).
Certain affiliates of several of the underwriters are lenders under the Company’s $154.0 million revolving credit facility, and will receive their pro rata portion of the proceeds from the Offering used to repay amounts outstanding under the Company’s $154.0 million revolving credit facility. In addition, certain of the underwriters and their affiliates have in the past provided and may from time to time in the future provide commercial banking, financial advisory, investment banking and other services to the Company and the Operating Partnership, for which they were and will be entitled to receive separate fees.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 9, 2009, the Company filed Articles of Amendment to the Company’s charter with the Maryland State Department of Assessments and Taxation increasing the number of authorized shares of common stock of the Company, par value $.001 per share, available for issuance from 100,000,000 to 150,000,000. The Articles of Amendment, which were effective upon filing, are included as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On January 8, 2009, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated January 8, 2009

3.1	Medical Properties Trust, Inc.’s Articles of Amendment

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

Exhibit No.	Description
8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 8.1)

99.1	Press Release regarding the pricing of the offering, dated January 8, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)
By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Date: January 13, 2009

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated January 8, 2009

3.1	Medical Properties Trust, Inc.’s Articles of Amendment

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 8.1)

99.1	Press Release dated January 8, 2009 regarding the pricing of the offering.